[PHOTO OMITTED]

The
Gabelli
Global
Convertible
Securities
Fund

                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 1998

                               [GRAPHIC OMITTED]

Gabelli Global Series Funds, Inc.

The Gabelli Global
Convertible Securities Fund

Third Quarter Report - September 30, 1998

                                                                 [PHOTO OMITTED]

                                                                    Hart Woodson

To Our Shareholders,

      Most of the world's equity markets suffered their worst quarter in years, driven down by concerns over slowing economies worldwide. The only markets to advance were Costa Rica, Korea and Thailand, while some markets in Latin America and Eastern Europe lost over one-third of their value. The catalyst that precipitated this decline was the Russian government's default and subsequent ruble devaluation, which led to significant losses by hedge funds and banks worldwide. Are we now at the end of a steep "correction" or at the beginning of a prolonged decline? We do not profess to know the answer, but we believe that the worst may be behind us. Over the long run, investing globally in well-managed businesses at reasonable prices through convertible securities has proved to be a prudent approach to preserving capital and building wealth.

Investment Performance

      For the third quarter ended September 30, 1998, The Gabelli Global Convertible Securities Fund's net asset value declined 12.3%. The UBS Global Convertible Index and Morgan Stanley Capital International World Free Index of global equity markets declined 8.2% and 12.3%, respectively, while the Merrill Lynch Global Bond Index rose 6.6% over the same period. Each index is an unmanaged indicator of investment performance. Year-to-date, the Fund declined 3.2% versus returns of (0.7)%, 10.1% and 0.7% for the UBS Global Convertible Index, Merrill Lynch Global Bond Index and Morgan Stanley Capital International World Free Index, respectively.

      The Fund declined 9.1% over the trailing twelve month period. The UBS Global Convertible Index and Morgan Stanley Capital International World Free Index declined 6.8% and 2.6%, respectively, while the Merrill Lynch Global Bond Index rose 11.1% over the same twelve month period. Since inception on February 3, 1994 through September 30, 1998, the Fund had a total return of 19.3%, which equates to an average annual return of 3.9%.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------
                                                  Quarter
                                       ----------------------------
                                       1st      2nd     3rd     4th     Year
                                       ---      ---     ---     ---     ----
 1998: Net Asset Value ............. $10.43   $10.36   $9.09    --       --
       Total Return ................  11.1%    (0.7)% (12.3)%   --       --
--------------------------------------------------------------------------------
 1997: Net Asset Value ............. $10.27   $10.98  $11.15   $9.39    $9.39
       Total Return ................   0.9%     6.9%    1.5%   (6.1)%    2.8%
--------------------------------------------------------------------------------
 1996: Net Asset Value ............. $11.34   $11.55  $11.41  $10.18   $10.18
       Total Return ................   5.1%     1.9%   (1.2)%  (0.3)%    5.5%
--------------------------------------------------------------------------------
 1995: Net Asset Value ............. $10.09   $10.64  $11.05  $10.79   $10.79
       Total Return ................   1.6%     5.5%    3.9%    1.2%    12.6%
--------------------------------------------------------------------------------
 1994: Net Asset Value ............. $10.38   $10.37  $10.64   $9.93    $9.93
       Total Return ................   3.8%(b) (0.1)%   2.6%   (5.2)%    0.9%(b)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Average Annual Returns - September 30, 1998 (a)
                 -----------------------------------------------

                 1 Year ................................. (9.1)%
                 3 Year ..................................  2.0%
                 Life of Fund (b) ........................  3.9%
--------------------------------------------------------------------------------

                                Dividend History
--------------------------------------------------------------------------------
Payment (ex) Date                 Rate Per Share              Reinvestment Price
-----------------                 --------------              ------------------
December 30, 1997                    $1.070                       $ 9.33
December 31, 1996                    $1.200                       $10.18
December 29, 1995                    $0.393                       $10.79
December 30, 1994                    $0.160                       $ 9.93

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on February 3, 1994. Note:
Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

Our Investment Objective

      The Fund's objective is to obtain a high rate of total return by investing in global convertible securities. We expect to achieve a competitive rate of return by investing primarily in coupon paying convertible securities which meet our selective investment criteria.

Our Approach

      We weigh both country-specific and company-specific factors to make our investment decisions. Country-specific factors include political stability, economic growth, inflation and trends in interest rates. With regard to companies, we seek firms which are undervalued in relation to their long term potential value. We then look for some dynamic in the country or company which can unlock this value. In the case of global telecommunications, the dynamic is the privatization of state-owned monopolies. In developing countries, it is the need to provide the infrastructure for growth. In Japan, it is the change from an industrial to a consumer-oriented economy. In commodities, it is the increase in industrial demand.

Global Allocation

      The accompanying chart represents the Fund's holdings by geographic region as of September 30, 1998. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

                     HOLDINGS BY GEOGRAPHIC REGION - 9/30/98

   [THE FOLLOWING TABLES WERE DEPICTED AS PIE CHARTS IN THE PRINTED MATERIAL.]

                     Europe                            39.9%
                     Japan                              6.6%
                     Asia/Pacific Rim                   6.0%
                     South Africa                       0.6%
                     Cash                               2.9%
                     United States                     44.9%

What are Global Convertible Securities?

      Global convertible securities are bonds, preferred shares and warrants of domestic or foreign issuers which may be converted into a fixed number of shares of the underlying company. Convertibles are hybrid securities which combine the capital appreciation potential of equities with the higher yield of fixed income instruments. They can be thought of as a straight bond together with an embedded call option (or warrant) on the underlying equity.

What are the Benefits of Global Convertible Securities?

      Reduced volatility is foremost. Investing in foreign equity markets can be rewarding but volatile. Our goal is to earn a high, risk-adjusted rate of return. Due to its fixed income characteristics, a convertible security will provide more stability than its underlying common stock. In the current market environment, the Gabelli Global Convertible Securities Fund provides an attractive alternative by combining the capital appreciation potential of global equity investing with the higher current income usually associated with bonds.

COMMENTARY

Global View--The United States

      The Standard and Poor's ("S&P") 500 Index was down 9.9% in the third quarter and has risen 6.0% year-to-date. The U.S. stock market is the world's largest, with an equity market capitalization of over 11 trillion dollars, or 48% of the world's total equity value. The tenor of the U.S. market is important for markets elsewhere. The main driver behind the U.S. economy is the consumer, which accounts for two-thirds of Gross Domestic Product ("GDP"). Now the question is will the consumer keep spending or will the economic turmoil abroad spill over into the domestic economy and slow consumption. The latest economic data confirms a gradual slowing led by the external sector. The August trade deficit rose to a record high of $16.8 billion, or $109.9 billion year-to-date. This represents a 52% increase over the comparable nine month period last year. The trade deficit is expected to slow third quarter GDP by 1.0% to an annual rate of roughly 2.0%. However, despite the slowdown in exports, the average earnings estimates for the S&P 500 are expected to grow by 5.0% next year to $48.14. Optimism for this forecast is founded in the market's expectation of a further cut in short term interest rates. After reducing rates 50 basis points since September, the futures market expects the Federal Reserve Board to cut rates by an additional 75 basis points over the next twelve months to 4.25%. As long as deflation is avoided, falling interest rates will provide equities with a pillar of valuation support. Meanwhile, we continue to monitor other important drivers of the bull market. Prior to August, when the Russian default occurred, investors had been contributing a net $17.62 billion per month to mutual funds. Despite August's record $11.2 billion net outflow, initial estimates indicate that confidence has returned in September with only modest withdrawals. Likewise, merger and acquisition activity which appeared to have stalled came roaring back in October with deals announced by McKesson, Newell, Clorox and Kroger. We believe these trends are likely to continue.

Latin America

      Latin American equity markets were among the world's worst performing, falling by 25.9% in the third quarter and 41.5% year-to-date. The U.S. economy is more exposed to Latin America than it is to Russia or Asia. Approximately twelve percent of U.S. corporate overseas profits come from Latin America compared with six percent for Asia. Consequently, it is critical that Latin America in general and Brazil in particular stabilize their economies. Brazil's nominal GDP is $770 billion. Real GDP is expected to grow by just 0.7% in 1998 as short term interest rates have risen to over 40% in order to defend the country's currency peg. Although inflation is low at under 2.0%, the country is running substantial fiscal budget and current account deficits of 7.6% and 4.0% of GNP, respectively. Capital flight has led to a $32 billion reduction in foreign exchange reserves since August.

      To stem the tide, it is essential that Brazil's President Cardosa implement the necessary fiscal reforms to narrow the budget deficit and restore confidence. To that end, an external support package of $30 billion is now being arranged to fill the gap in Brazil's balance of payments. The Fund has no direct investments in Latin America at this time. Alternatively, we have invested in Telefonica, Spain's incumbent telecommunications provider, which has investments in the region.

Europe

      Developed European equity markets fell by 15.2% in the third quarter. This does not include the emerging Eastern European markets which fell by twice this amount, led by Russia's 71.1% decline. Although the economies of the European Union will be affected by a global slowdown in activity, they are expected to grow at over 2.0% this year and next. Interest rates and inflation remain low. When the new single currency, the Euro, is introduced on January 1, 1999, we expect short term interest rates to converge around 3.0%. On an aggregate basis, earnings are expected to grow around 7.0% next year. This positive outlook for financial assets is reinforced by the continued need for corporate restructuring and the demographic pressure on pension funds to rebalance portfolios toward equities.

      The fund continues to emphasize Europe with a double overweight position in the region. On an industry basis, we are focusing on domestic, franchise businesses such as cable, media and telecommunications companies which are partially insulated from the current economic turmoil. Specific investments include NTLI, the U.K. cable operator; Mediaset, the Italian broadcaster; and Mannesmann, the German conglomerate with an increasing presence in telecommunications.

Asia

      Despite passage of a 60 trillion yen ($510 billion) banking rescue plan, the Japanese economy remains weak. The economy is expected to continue in recession next year, with GDP falling by over 2.0%. Bankruptcies rose 27% year over year through the first half of fiscal 1998. Most notable was the insolvency of Japan's tenth-largest bank, Long Term Credit Bank, with problem loans of $39 billion, which became the first bank to be nationalized since the Second World War. The fund remains significantly underweight in Asia and will remain so until more tangible signs of recovery become clear.

Let's Talk Converts

      The following are specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of September 30, 1998.

AES Corp. (AES.T - $56.875 - NYSE) is the world's leading global power company with 100 power plants that serve 13 million customers in 17 countries. Revenue in 1997 totaled $1.4 billion: 24% was generated in North America; 41% in Latin America; 23% in Asia; and 12% in Europe. As an independent power producer ("IPP"), AES has strengthened its position in Southeast Asia, particularly in China and Pakistan, while launching a new $120-140 million investment initiative in Bangladesh. Consistent competitive performance in the U.S., Argentine and Brazilian markets has resulted in 30% expected earnings per share growth in 1998. Currently, AES has $110 billion in backlog sales and is well positioned to grow internationally and further improve its market share.

      Selling at $56.875 with the stock at $37, the convertible preferred offers upside participation with only an 11% premium and a 4.75% yield advantage over the common stock.

AirTouch Communications Inc. (ATI.C - $81.50 - NYSE) is a wireless carrier with holdings in the U.S. and eleven other countries including Italy, Portugal, Spain and Sweden. The company specializes in providing cellular and paging services to customers throughout the world. In April, the purchase of the cellular assets of MediaOne (previously US West Media) boosted cellular subscribers by 55% making AirTouch the largest cellular provider in the U.S. Additional domestic investments in PrimeCo PCS helped to propel ATI's 48% EBITDA (earnings before interest, taxes, depreciation and amortization) margins which are among the highest in the industry. International growth continues to flourish for the company as well. Mannesman Mobilfunk, ATI's 35%-owned operation in Germany, added over 400,000 subscribers in April and May alone, an increase which contributed over 200,000 proportionate subscribers to AirTouch in the quarter.

      With a low premium of 3.5%, this convertible preferred shows nearly full participation in the equity. Trading at $81.50, this preferred has a yield advantage of 2.6% and is callable in August 2000.

Antec Corp. (Sub. Deb. Cv. 4.50%, 05/15/03) is involved in maintenance equipment, optical transmission, construction and rebuilding for the broadband communications industry. Antec is the largest distributor of telewire technology and holds over a 50% market share. With 35 million shares outstanding, the company has an equity market capitalization of $540 million. Revenues for third quarter 1998 totaled $150 million, 28% of which came from sales to Tele-Communications Inc., a cable company which owns 19% of Antec. Recently, TCl's Chairman John Malone agreed to sell TCI to AT&T for $48 billion. In 1997, TCI slashed their capital expenditures from $1.9 billion to $571 million, which caused TCI to lag behind other cable companies in terms of modernizing their networks. By the year 2000, TCI plans to invest $3.1 billion to upgrade and maintain their existing cable networks to accommodate a variety of multimedia services. This increases capital spending which will translate into improved net sales for Antec.

      With the stock at $15.375, Antec's 4.50% convertible bonds due in May 2003 trade at $87.50. The bonds offer good balanced exposure to the stock on a 36% premium and 5.125% current yield. Hard call protection expires in 2001.

Loral Space and Communications Ltd. (LOR.A - $44.50 - NYSE) has built an extensive global satellite communications network that operates in satellite design and construction, high speed satellite services, global Internet access, mobile telephony and multimedia delivery. Capitalizing on the significant growth potential in satellite services, Loral is actively developing its bandwidth-on-demand systems such as the new CyberStar system. The purchase of Mexican SatMex and a joint venture with the EuropeStar satellite systems coupled with aggressive acquisitions to increase capacity and secure entry to high return, value-added markets compliment the company's service focus. Loral's 1998 expected EBITDA is $126 million, up over 60% from 1997. CEO Bernard Schwartz expects rapid growth in 1998 and an EBITDA near $1 billion in 2000.

      This convertible preferred trades on a 19% premium with a current yield of 6.9% versus no dividend on the common stock.

Moevenpick (0.0%, 02/11/13) is a major international restaurant and hotel group which operates mainly in the Swiss and German markets. Presently, restaurants are their core business, comprising 58% of revenue, while hotels and consumer goods make up 22% and 20%, respectively. In the first half of 1998, Moevenpick's operating income increased 17% while net income jumped 25-fold aided by the sale of Autogrill SpA. The company sold its 10% stake in Italy's Autogrill SpA to Schroders for a gain of CHF 282 million ($204 million). Moevenpick plans to expand its restaurant and hotel holdings into the Middle East, Asia, Latin America and Africa.

      With the stock at CHF 620, Moevenpick's zero percent deutsche mark denominated convertible bond due in February 2013 trades at 68.00. With only an 11% premium, the bond is expected to offer solid upside potential. However, with an investor's put option at 74.25 in 2003, the bond enjoys nice downside support.

NTL Inc. (Sub. Deb. Cv. 7.00%, 06/15/08) is a large alternative telecommunications and cable company based in New York that owns and operates one of only five independent telecom networks in the United Kingdom. NTL bought two British cable companies, Diamond Cable Communications and Comtel during the first quarter of 1998. These acquisitions put 5.2 million households or 25% of the U.K. population under NTL's cable telephone franchise, placing NTL at the forefront of the British telecommunications industry. The addition of these two companies increased quarterly revenues from $590 million to $984 million, while EBITDA nearly doubled, rising from $55 million to $104 million.

      With expected breakeven in one year, this in-the-money convertible bond has a current yield advantage of 5.75% and a modest premium of 6%. June 1999 marks its call date.

Scandinavian Broadcasting System SA (Sub. Deb. Cv. 7.00%, 12/01/04) owns and operates commercial television and radio broadcast stations throughout northern Europe and anticipates net revenue of $325 million in 1998. Collaboration with the Home Shopping Network (HSN) allowed for the recent HSN-SBS Italia venture, which is broadcast via the Rete Mia network to 70% of Italian households. With the award of the first license for Hungary's newly private national television network, SBS is enjoying the success of Hungarian TV2 and its 32.5% share in prime time viewing. Continuing in its development phase, SBS should realize positive cash flow in 1998 and an enterprise value of $743 million in 1999. CEO Harry Evans Sloan shows close ties to shareholder interests by his 13% ownership interest. His strategic management has been further enhanced by the expertise of Vice Chairman Michael Finkelstein, the former CEO of Renaissance Communications Corp.

      With the bonds at $95, SBS's 7.00% convertible bond due in December 2004 offers an attractive current yield of 7.4%. The common stock pays no dividend. The premium is a modest 3% with call protection until December 2000.

Swiss Life (1.50%, 05/20/03). In April 1998, Swiss Life issued a 250 million dollar 1.50% convertible bond due in May 2003 that is exchangeable into Mannesmann common stock at a price of DM 197.5. With the stock at DM 153, the bonds trade at 112.50 on a 32% premium and 1.3% current yield. The bonds enjoy a premium redemption price of 110.83, thereby enhancing its defensive characteristics. Mannesmann is Germany's fifteenth largest company with an equity market capitalization of $34 billion. Mannesmann has a breadth of production and services spanning machinery and engineering, automotive engineering and telecommunications. Through majority ownership of MobilFunk and an interest in fixed line operator Arcor, Mannesmann has moved to capture the newly liberalized German telecom market. Allocating 40% of its investment budget to telecommunications capital expenditures, Mannesmann predicts that 67% of 1999 earnings will come from its telecom division. Yet telecom comprised only 17% of total sales in 1997. Subsidiary Rexroth continues to be a global leader in hydraulic systems and components. International stakes in Italian Omnitel Pronto Italia and French Societe Francaise du Radiotelephone (through a 10% interest in Cegetel) evidence CEO Dr. Joachim Funk's agenda to increase shareholder value.

Volkswagen (3.00%, 01/24/02) is a German-based leader in the automotive industry that manufactures Audi, Seat and Skoda cars for sale worldwide. Recently, Volkswagen has actively pursued a policy of expansion into the luxury segment of the automobile industry through the acquisition of Rolls Royce for STG 430 million (USD 700 million) and the purchase of the Italian sports car company Lamborghini. As a result of the recent success of new models, U.S. sales are expected to rise by 12% in 1998. Chief Executive Ferdinand Piech has set a goal of increasing unit sales to approximately six million cars by the year 2000, a 40% increase from a previous goal of 4.3 million. Due to favorable conditions in the U.S.

and Europe, VW continues to experience strong EBITDA growth which is expected to increase by over 50% to DM 12 billion (USD 6.6 billion) in 1998.

      The 3.00% convertible bond due in January 2002 is rated A+ by Standard and Poor's. Highly equity sensitive, this bond trades at $141.50 with nearly 100% equity participation.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Global Convertible Securities Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

The Roth IRA

      The Taxpayer Relief Act of 1997 included new tax incentives and more opportunities to save for retirement and other major expenditures. The Roth IRA is just one of these new opportunities now available at Gabelli Funds. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to speak with you about establishing a new Roth IRA and to discuss your investment choices. Ask our representatives about the advantage of converting to a Roth IRA before 1999.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      Shareholders will soon be able to receive quarterly reports from Gabelli Funds via e-mail. We anticipate that this service will be available in early 1999. If you are interested in receiving your quarterly report via e-mail, please send an e-mail to mutualfunds@gabelli.com with your name and address and we will provide you with the appropriate forms. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to assist you as well.

In Conclusion

      The third quarter proved difficult for investors in almost all markets except risk free Treasury bonds which benefited from a flight to quality. As risk premiums rose and credit became tight, financial markets fell. Are we poised on the verge of another depression? Gloomy pundits may think so, but we do not. The Great Depression resulted from a series of policy failures which included rising interest rates, higher taxes and protectionism. Today, we see a trend of falling interest rates and lower taxes in the world's major economies. Although cries for protectionism are being heard, especially from hard hit sectors like the steel industry, international organizations such as the World Trade Organization now provide a legal framework to protect free markets.

      Is the worst over? We do not know. But, we are beginning to see tangible signs of a loosening of the credit crunch which has paralyzed financial markets since the Russian default. Credit spreads, which had virtually doubled in every market, have shown signs of abatement. The new issue corporate debt market has reopened. In short, we do not believe the world is coming to an end. However, as uncertainty abounds in the short run, volatility will prevail. We welcome this opportunity to buy great businesses at attractive prices through the relative safety of global convertible securities. We thank you for your continued support of our investment process and promise to continue striving to generate competitive risk-adjusted returns.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GAGCX. Please call us during the business day for further information.

                                   Sincerely,


                                   /s/ A. Hartswell Woodson, III

                                   A. Hartswell Woodson, III
                                   Portfolio Manager
October 30, 1998

--------------------------------------------------------------------------------
                                Top Ten Holdings
                               September 30, 1998

Cablevision Systems Corp.                    Canal Plus / Mediaset
Houston Industries Inc./Time Warner Inc.     Koninklijke Ahold NV
United News & Media plc                      Banco Comercial Portugues SA
Bell Atlantic/Cable & Wireless Comm.         AirTouch Communications Inc.
International CableTel Inc.                  Nestle Holdings Inc.

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Convertible Securities Fund
Portfolio of Investments -- September 30, 1998 (Unaudited)
================================================================================

   Principal                                                             Market
    Amount                                                               Value
    -----                                                                -----
              CONVERTIBLE CORPORATE BONDS - 66.7%

              Automotive - 2.1%
$  100,000    Volkswagen International Finance
                Sub. Deb. Cv
                3.00%, 01/24/02 ...................................   $  142,250
                                                                      ----------
              Broadcasting - 4.8%
 1,000,000(b) Canal Plus / Mediaset Sub. Deb. Cv
                3.50%, 04/01/02                                          239,081
   100,000    Scandinavian Broadcasting
                System SA Cv
                7.00%, 12/01/04 ...................................       95,000
                                                                      ----------
                                                                         334,081
                                                                      ----------

              Building and Construction - 1.3%
   250,000    Bacnotan Consolidated Industries Inc.
                Sub. Deb. Cv.
                5.50%, 06/21/04 ...................................       88,750
                                                                      ----------
              Business Services - 1.3%
   100,000    Interim Services Inc. Sub. Deb. Cv.
                4.50%, 06/01/05 ...................................       87,000
                                                                      ----------
              Cable - 6.9%
   250,000    Bell Atlantic Financial
                4.25%, 09/15/05 (a) ...............................      243,124
   200,000    International CableTel Inc. Sub. Deb.
                Cv. 7.00%, 06/15/08 ...............................      242,000
                                                                      ----------
                                                                         485,124
                                                                      ----------
              Consumer Products - 7.6%
   150,000    Central Garden and Pet Co. Sub. Deb. Cv.
                6.00%, 11/15/03 (a) ...............................      135,000
   150,000    Nestle Holdings Inc.
                3.00%, 06/17/02 ...................................      200,624
20,000,000(c) Sony Corp. Sub. Deb. Cv.
                1.40%, 03/31/05 ...................................      195,416
                                                                      ----------
                                                                         531,040
                                                                      ----------
              Consumer Services - 2.3%
   150,000    Equity Corp. International
                4.50%, 12/31/04 ...................................      162,000
                                                                      ----------
              Diversified Industrial - 4.6%
20,000,000(c) Matsushita Electric Works Ltd.
                Sub. Deb. Cv.
                2.70%, 05/31/02 ...................................      176,903
   250,000    Vernen Neder Cv.
                2.75%, 04/15/05 ...................................      142,567
                                                                      ----------
                                                                         319,470
                                                                      ----------
              Energy - 4.5%
   125,000    Diamond Offshore Drilling Inc.
                Sub. Deb. Cv.
                3.75%, 02/15/07 ...................................      116,094
   100,000    National Grid Co. plc
                4.25%, 02/17/08(a) ................................      197,343
                                                                      ----------
                                                                         313,437
                                                                      ----------
              Entertainment - 1.9%
   120,000    Havas SA Cv.
                3.50%, 01/01/03 ...................................      129,532
                                                                      ----------
              Equipment and Supplies - 1.2%
   100,000    Antec Corp. Sub. Deb. Cv.
                4.50%, 05/15/03 ...................................       89,625
                                                                      ----------
              Financial Services - 4.9%
   100,000    Allianz Finance BV Cv.
                3.00%, 02/04/03 ...................................       60,954
   100,000    Berkshire Hathaway
                1.00%, 12/02/01 ...................................      122,813
   150,000    Cregem Finance NV Sub. Deb. Cv.
                2.75%, 01/06/04 ...................................      153,750
                                                                      ----------
                                                                         337,517
                                                                      ----------
              Food and Beverage - 2.4%
   400,000    Moevenpick Finance Ltd. Cv.
                0.00%, 02/11/13 ...................................      167,529
                                                                      ----------
              Health Care - 2.3%
   100,000    Sandoz Capital Novartis Sub. Deb. Cv.
                2.00%, 10/06/02 ...................................      156,500
                                                                      ----------
              Publishing - 6.1%
   250,000    Medya Holding Sub. Deb. Cv.
                10.00%, 06/28/01 ..................................      168,750
   150,000(d) United News & Media plc
                Sub. Deb. Cv.
                6.13%, 12/03/03 ...................................      252,839
                                                                      ----------
                                                                         421,589
                                                                      ----------
              Retail - 5.7%
   100,000    Home Depot Inc. Sub. Deb. Cv.
                3.25%, 10/01/01 ...................................      174,500
   400,000    Koninklijke Ahold NV Cv.
                3.00%, 09/03/01 ...................................      221,847
                                                                      ----------
                                                                         396,347
                                                                      ----------
              Telecommunications - 1.8%
   100,000    Telefoncia Europe BV Sub. Deb. Cv.
                2.00%, 07/15/02 ...................................      128,000
                                                                      ----------
              Transportation - 2.1%
   207,000    International Container Terminal
                Services Sub. Deb. Cv.
                1.75%, 03/13/04 ...................................      146,970
                                                                      ----------
              Wireless Communications - 2.9%
   175,000    Swiss Life / Mannesmann AG
                Sub. Deb. Cv.
                1.50%, 05/20/03 (a) ...............................      197,750
                                                                      ----------
              TOTAL CONVERTIBLE
                CORPORATE BONDS ...................................    4,634,511
                                                                      ----------

The Gabelli Global Convertible Securities Fund
Portfolio of Investments (Continued) -- September 30, 1998 (Unaudited)
================================================================================

                                                                        Market
     Shares                                                              Value
     ------                                                              -----

              CONVERTIBLE PREFERRED STOCKS - 23.8%

              Business Services - 1.7%
     4,800    Cendant Corp.
                7.50% Cv. Pfd. ....................................   $  120,000
                                                                      ----------
              Cable - 8.2%
     4,500    Cablevision Systems Corp.
                8.50% Cv. Pfd., Ser. I ............................      297,000
     3,500    Houston Industries Inc./Time Warner Inc.
                7.00% Cv. Pfd. ....................................      267,094
                                                                      ----------
                                                                         564,094
                                                                      ----------
              Energy - 4.4%
     3,000    AES Trust Corp.
                5.38% Cv. Pfd. ....................................      170,625
     4,000    EVI Inc.
                5.00% Cv. Pfd. (a) ................................      134,500
                                                                      ----------
                                                                         305,125
                                                                      ----------
              Financial Services - 3.0%
     2,000    Banco Comercial Portugues SA
                8.00% Cv. Pfd. ....................................      209,000
                                                                      ----------
              Telecommunications - 1.6%
     3,000    Winstar Communications
                7.00% Cv. Pfd. (a) ................................      109,500
                                                                      ----------
              Wireless Communications - 4.9%
     2,500    AirTouch Communications Inc.
                4.25% Cv. Pfd., Cl. C .............................      203,750
     3,100    Loral Space and Communications Ltd.
                6.00% Cv. .........................................      137,950
                                                                      ----------
                                                                         341,700
                                                                      ----------
              TOTAL CONVERTIBLE
                PREFERRED STOCKS ..................................    1,649,419
                                                                      ----------
              PREFERRED STOCKS - 4.2%
              Consumer Products - 4.2%
     1,000    McKesson Financial Trust Pfd. .......................      124,563
     3,000    Newell Financial Trust Pfd. .........................      169,125
                                                                      ----------
              TOTAL PREFERRED STOCKS ..............................      293,688
                                                                      ----------
              COMMON STOCKS - 1.7%
              Aviation: Parts and Services - 1.1%
    10,000    Jamco Corp. .........................................       71,261
                                                                      ----------
              Metals and Mining - 0.5%
    10,000    Durban Roodepoort Deep Ltd. + .......................       32,738
                                                                      ----------
              Wireless Communications - 0.1%
    13,000    Total Access Communications plc+ ....................        8,645
                                                                      ----------
              TOTAL COMMON STOCKS .................................      112,644
                                                                      ----------
              OPTIONS - 1.3%
        20    S&P 500 Put Options .................................       90,500
                                                                      ----------
              WARRANTS - 0.3%
              Diversified Industrial - 0.2%
       100    Mori Seiki + ........................................       13,750
                                                                      ----------
              Entertainment - 0.0%
        50    Shochiku Co. Ltd. + .................................        1,275
                                                                      ----------
              Metals and Mining - 0.1%
    15,000    Durban Roodepoort Deep Ltd. + .......................        5,443
                                                                      ----------
              TOTAL WARRANTS ......................................       20,468
                                                                      ----------
 Principal
   Amount
   ------     U.S. GOVERNMENT OBLIGATIONS - 1.6%
$  112,000    U.S. Treasury Bills,
                4.36%++, due 12/24/98 .............................      110,855
                                                                      ----------
              TOTAL INVESTMENTS - 99.6% ...........................    6,912,085
              Other Assets and Liabilities (Net) - 0.4% ...........       25,736
                                                                      ----------
              NET ASSETS - 100.0%
                (763,150 shares outstanding) ......................   $6,937,821
                                                                      ==========
              NET ASSET VALUE,
                Offering and Redemption
                Price Per Share ...................................        $9.09
                                                                           =====
              FORWARD FOREIGN EXCHANGE CONTRACTS
                                                                  Net Unrealized
                                                   Settlement      Appreciation
                                                      Date        (Depreciation)
                                                      ----        --------------
56,630,000(c) Deliver Japanese Yen
                in exchange for
                USD 475,682 ...................      11/25/98         $  57,581
   271,276(e) Deliver Dutch Guilders
                in exchange for
                USD 143,707 ...................      10/01/98               200
   206,148(f) Deliver Thai Baht
                in excahnge for
                USD 5,289 .....................      10/02/98                67
 2,045,375(g) Deliver Hong Kong Dollars
                in exchange for
                USD 250,000 ...................      11/26/98           (12,951)
   312,305(h) Deliver Australian Dollars
                in exchange for
                USD 500,000 ...................      05/16/99           (22,074)

----------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1998, the market value of Rule 144A securities amounted to $1,017,217 or 14.7% of net assets.
(b)   Principal amount denoted in French Francs.
(c)   Principal amount denoted in Japanese Yen.
(d)   Principal amount denoted in British Pounds.
(e)   Principal amount denoted in Dutch Guilders.
(f)   Principal amount denoted in Thai Baht.
(g)   Principal amount denoted in Hong Kong Dollars.
(h)    Principal amount denoted in Australian Dollars.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.

                        Gabelli Global Series Funds, Inc.
                 The Gabelli Global Convertible Securities Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli,                        Karl Otto Pohl
CFA Chairman and Chief                   Former President
Investment Officer                       Deutsche Bundesbank
Gabelli Funds, Inc.

Felix J. Christiana                      Werner J. Roeder, MD
Former Senior Vice President             Director of Surgery
Dollar Dry Dock Savings Bank             Lawrence Hospital

Anthony J. Colavita                      Anthonie C. van Ekris
Attorney-at-Law                          Managing DIrector
Anthony J. Colavita, P.C.                BALMAC International, Inc.

John D. Gabelli
Vice President
Gabelli & Company, Inc.

                        Officers and Portfolio Managers

Mario J. Gabelli, CFA                      A. Hartswell Woodson, III
President and Chief                        Vice President and
Investment Officer                         Portfolio Manager

Bruce N. Alpert                            James E. McKee
Vice President and                         Secretary
Treasurer

                                  Distributor
                            Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                      State Street Bank and Trust Company

                                 Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Convertible Securities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------